Exhibit 99.1

PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Coherent Corp. Reports Fiscal 2023 Third Quarter Results

•	Revenue of $1.24 billion, Grew 50% Year-Over-Year

•	Organic Revenue Growth of 6% Year-Over-Year

•	Backlog of $2.6 billion, Grew 23% Year-Over-Year

•	Quarterly Operating Cash Flow of $152 million

•	GAAP EPS of $(0.24)

•	Non-GAAP EPS of $0.58

•	Establishes multi-year restructuring plan

PITTSBURGH, May 10, 2023 (GLOBE NEWSWIRE) — Coherent Corp. (NYSE:COHR) (“Coherent,” “We” or the “Company”) today reported results for its fiscal 2023 third quarter ended March 31, 2023.

“We posted third quarter revenues of $1.24 billion up 4% year over year on a pro forma basis. Revenue grew 50% on a reported basis compared to Q3 of FY22 and declined 9% sequentially. We were intensely focused on controlling costs, managing cash and continuing our disciplined approach to capital allocation and design wins,” said Dr. Vincent D. Mattera, Jr., Chair and CEO.

“We started the third quarter with optimism based on a strong backlog, but we experienced a sudden and unexpected deceleration in revenues in the second half of the quarter when some of our larger customers requested us to delay scheduled shipments which primarily affected our revenue in the Networking Segment as those customers began adjusting their inventory levels. The solid performance of the Materials Segment, coupled with solid performance of the legacy Coherent business, now our Lasers Segment, provided diversification and stability by exposing us to multiple and different growth markets.”

Dr. Mattera continued, “Our non GAAP EPS was $0.58, our operating cash flow was $152 million, and we invested half of our $97 million of capital expenditures into our silicon carbide business. We generated $55 million of free cash flow and retired $78 million of debt, consistent with our plans for deleveraging.

We have commenced certain restructuring actions and are planning to take additional actions that will run through the end of FY25, as we work to transform the Company. We expect these actions will drive greater scale and focus, resiliency, and lower operating costs. We have completed a rigorous analysis into this plan, a careful consideration of the effects on our people, and we believe that this plan will better position Coherent to achieve both short and long-term commitments.”

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PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Revenues	$1,240.2	$1,370.3	$827.7	$3,955.0	$2,429.7

GAAP Gross Profit	$420.2	$411.2	$321.7	$1,274.9	$939.5
Non-GAAP Gross Profit (2)	$463.2	$545.9	$335.7	$1,551.2	$978.1

GAAP Operating Income (1)	$67.4	$8.2	$106.8	$118.1	$300.0
Non-GAAP Operating Income (2)	$217.1	$277.8	$172.0	$781.3	$481.6

GAAP Net Earnings (Loss)	$2.5	$(45.1)	$49.0	$(81.2)	$191.1
Non-GAAP Net Earnings (2)	$117.6	$171.4	$129.0	$472.6	$370.8

GAAP Diluted Earnings (Loss) Per Share	$(0.24)	$(0.58)	$0.28	$(1.38)	$1.22
Non-GAAP Diluted Earnings Per Share (2)	$0.58	$0.95	$0.95	$2.57	$2.73

Other Selected Financial Metrics
GAAP gross margin	33.9%	30.0%	38.9%	32.2%	38.7%
Non-GAAP gross margin (2)	37.3%	39.8%	40.6%	39.2%	40.3%
GAAP operating margin	5.4%	0.6%	12.9%	3.0%	12.3%
Non-GAAP operating margin (2)	17.5%	20.3%	20.8%	19.8%	19.8%
GAAP return on sales	0.2%	(3.3)%	5.9%	(2.1)%	7.9%
Non-GAAP return on sales (2)	9.5%	12.5%	15.6%	11.9%	15.3%

(1)	GAAP operating income (loss) is defined as earnings before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, restructuring, integration and transaction expenses, and start-up costs related to the start-up of new devices for new customer applications. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

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PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Outlook

The outlook for the fourth fiscal quarter ending June 30, 2023 is revenue of $1,125 million to $1,175 million and earnings per diluted share on a non-GAAP basis of $0.33 to $0.43. This is at today’s exchange rates, which are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $190-$210 million, consisting of $95 million in amortization, $27 million in share-based compensation, and $70-$85 million in transaction, integration and restructuring. Refer to Table 8 for the share count range for the aforementioned outlook. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

The Company expects full year revenue between $5,080 to $5,150 million, at today’s exchange rates.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Wednesday, May 10, 2023 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting https://www.coherent.com/company/investor-relations/financial-webcasts or via this link. Equity analysts and others who wish to participate in the question-and-answer session of the conference call can pre-register at this link to receive dial-in numbers and a unique PIN.

The call will be recorded, and a replay will be available to interested parties who are unable to attend the live event. This service will be available on the company’s website beginning May 10, 2023, at 4:00 p.m. ET.

Additional Information and Where to Find It

In connection with the conference call described above, the Company intends to post an investor presentation on the Company’s web site at https://www.coherent.com/company/investor-relations/investor-presentations on or about May 10, 2023. We also from time to time may post important information for investors on our web site at https://www.coherent.com/company/investor-relations. We intend to use our web site as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should review the “Investor Relations” page of our web site referenced above, in addition to following the Company’s press releases, SEC filings and public conference calls, presentations and webcasts. Investors and security holders are able to obtain free copies of these documents through the Company’s web site referenced above. Copies of the documents filed by the Company with the SEC may be obtained free of charge on the Company’s web site at https://www.coherent.com/company/investor-relations/sec-filings. The information contained on, or that may be accessed through, the Company’s web site is not incorporated by reference into, and is not part of, this release.

About Coherent Corp.

Coherent Corp. (“Coherent”, the “Company,” “we,” “us” or “our”), a global leader in materials, networking and lasers, is a vertically integrated manufacturing company that develops, manufactures and markets engineered materials, optoelectronic components and devices, and lasers for use in industrial materials processing, optical communications, aerospace and defense, consumer electronics, semiconductor capital equipment, medical diagnostics and life sciences, automotive applications, machine tools, consumer goods and medical device manufacturing. Headquartered in Saxonburg, Pennsylvania, Coherent has research and development, manufacturing, sales, service, and distribution facilities worldwide. Coherent produces a wide variety of lasers, along with application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to enable its customers. For more information, please visit us at coherent.com.

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PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations, including with respect to our expectations for our future financial and operational results and our belief that the actions we take to restructure the Company will drive greater scale, focus, resiliency, lower operating costs and better position us to achieve short and long-term commitments that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other actions to restructure the Company, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs and other benefits within the expected time-frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax

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PRESS RELEASE	Coherent Corp. 375 Saxonburg Boulevard Saxonburg, PA 16056-9499

(benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Earnings (Loss) (Unaudited)

($000 except per share data)

	Three Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022
Revenues	$1,240,194	$1,370,285	$827,724

Costs, Expenses & Other Expense
Cost of goods sold	820,038	959,097	506,051
Internal research and development	126,382	128,791	96,895
Selling, general and administrative	226,386	274,151	118,009
Interest expense	75,183	70,904	43,499
Other expense (income), net	(3,048)	3,696	241

Total Costs, Expenses, & Other Expense	1,244,941	1,436,639	764,695

Earnings (Loss) Before Income Taxes	(4,747)	(66,354)	63,029
Income Taxes	(7,293)	(21,282)	14,027

Net Earnings (Loss)	$2,546	$(45,072)	$49,002

Less: Dividends on Preferred Stock	36,071	35,889	17,148

Net Earnings (Loss) Available to the Common Shareholders	$(33,525)	$(80,961)	$31,854

Basic Earnings (Loss) Per Share	$(0.24)	$(0.58)	$0.30

Diluted Earnings (Loss) Per Share	$(0.24)	$(0.58)	$0.28

Average Shares Outstanding - Basic	139,113	138,623	106,323
Average Shares Outstanding - Diluted	139,113	138,623	116,949

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Earnings (Loss) (Unaudited)

($000 except per share data)

	Nine Months Ended
	March 31, 2023	March 31, 2022
Revenues	$3,955,049	$2,429,654

Costs, Expenses & Other Expense
Cost of goods sold	2,680,131	1,490,190
Internal research and development	376,257	281,189
Selling, general and administrative	780,551	358,234
Interest expense	207,976	72,752
Other expense (income), net	32,253	(5,535)

Total Costs, Expenses, & Other Expense	4,077,168	2,196,830

Earnings (Loss) Before Income Taxes	(122,119)	232,824
Income Taxes	(40,895)	41,701

Net Earnings (Loss)	$(81,224)	$191,123

Less: Dividends on Preferred Stock	107,537	50,933

Net Earnings (Loss) Available to the Common Shareholders	$(188,761)	$140,190

Basic Earnings (Loss) Per Share	$(1.38)	$1.32

Diluted Earnings (Loss) Per Share	$(1.38)	$1.22

Average Shares Outstanding - Basic	136,990	106,079
Average Shares Outstanding - Diluted	136,990	116,410

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Coherent Corp. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

($000)

	March 31, 2023	June 30, 2022
Assets
Current Assets
Cash, cash equivalents, and restricted cash	$901,028	$2,582,371
Accounts receivable	924,369	700,331
Inventories	1,394,103	902,559
Prepaid and refundable income taxes	26,237	19,585
Prepaid and other current assets	160,907	100,346

Total Current Assets	3,406,644	4,305,192
Property, plant & equipment, net	1,910,561	1,363,195
Goodwill	4,505,137	1,285,759
Other intangible assets, net	3,954,198	635,404
Deferred income taxes	34,169	31,714
Other assets	306,923	223,582

Total Assets	$14,117,632	$7,844,846

Liabilities, Mezzanine Equity and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$74,910	$403,212
Accounts payable	428,860	434,917
Operating lease current liabilities	40,309	27,574
Accruals and other current liabilities	563,377	401,256

Total Current Liabilities	1,107,456	1,266,959
Long-term debt	4,349,923	1,897,214
Deferred income taxes	847,212	77,259
Operating lease liabilities	148,010	110,214
Other liabilities	213,953	109,922

Total Liabilities	6,666,554	3,461,568
Total Mezzanine Equity	2,211,642	766,803
Total Shareholders’ Equity	5,239,436	3,616,475

Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$14,117,632	$7,844,846

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Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

($000)

	Nine Months Ended March 31,
	2023	2022
Cash Flows from Operating Activities
Net cash provided by operating activities	$452,493	$276,007

Cash Flows from Investing Activities
Additions to property, plant & equipment	(342,999)	(195,991)
Purchases of businesses, net of cash acquired	(5,488,556)	—
Other investing activities	(2,261)	(5,750)

Net cash used in investing activities	(5,833,816)	(201,741)

Cash Flows from Financing Activities
Proceeds from borrowings of Term A Facility	850,000	—
Proceeds from borrowings of Term B Facility	2,800,000	—
Proceeds from borrowings of Revolving Credit Facility	65,000	—
Proceeds from issuance of Series B Preferred Shares	1,400,000	—
Payments on Finisar Notes	—	(14,888)
Payments on existing debt	(1,144,025)	(46,538)
Payments on borrowings under Revolving Credit Facility	(65,000)	—
Debt issuance costs	(126,516)	(10,197)
Equity issuance costs	(42,000)	—
Proceeds from issuance of Senior Notes	—	990,000
Proceeds from exercises of stock options and purchases of stock under employee stock plan	21,509	17,177
Payment on convertible notes	(3,561)	—
Payments in satisfaction of employees’ minimum tax obligations	(51,836)	(14,948)
Payment of dividends	(20,700)	(27,608)
Other financing activities	(866)	(1,715)

Net cash provided by financing activities	3,682,005	891,283

Effect of exchange rate changes on cash, cash equivalents, and restricted cash	22,532	42,874
Net increase (decrease) in cash, cash equivalents, and restricted cash	(1,676,786)	1,008,423
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	2,582,371	1,591,892

Cash, Cash Equivalents, and Restricted Cash at End of Period(1)	$905,585	$2,600,315

(1)	Restricted cash, non-current is included in the condensed consolidated balance sheets under ‘Other Assets’.

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Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margins, and

Non-GAAP Operating Income (Loss) & Margins*

$ Millions, except %

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Revenues:(1)
Networking	$551.1	$608.7	$559.5	$1,756.3	$1,607.1
Materials	323.8	382.4	268.2	1,061.8	822.6
Lasers	365.3	379.2	—	1,136.9	—

Consolidated	$1,240.2	$1,370.3	$827.7	$3,955.0	$2,429.7

GAAP Operating Income (Loss):(1)
Networking	$49.5	$90.0	$54.6	$230.5	$164.5
Materials	67.8	81.5	61.8	224.6	165.0
Lasers	(49.9)	(163.3)	—	(337.0)	—
Unallocated and Other	—	—	(9.6)	—	(29.5)

Consolidated	$67.4	$8.2	$106.8	$118.1	$300.0

Non-GAAP Operating Income:(1)
Networking	$74.7	$117.8	$81.8	$310.2	$246.0
Materials	89.0	100.3	90.2	286.1	235.5
Lasers	53.4	59.7	—	185.0	—

Consolidated	$217.1	$277.8	$172.0	$781.3	$481.6

GAAP Operating Margin (Loss):(1)
Networking	9.0%	14.8%	9.8%	13.1%	10.2%
Materials	20.9%	21.3%	23.0%	21.2%	20.1%
Lasers	(13.7)%	(43.1)%	N/A	(29.6)%	N/A
Consolidated	5.4%	0.6%	12.9%	3.0%	12.3%

Non-GAAP Operating Margin:(1)
Networking	13.6%	19.4%	14.6%	17.7%	15.3%
Materials	27.5%	26.2%	33.6%	26.9%	28.6%
Lasers	14.6%	15.7%	N/A	16.3%	N/A
Consolidated	17.5%	20.3%	20.8%	19.8%	19.8%

*	Amounts may not recalculate due to rounding.
(1)	Segment results for prior periods have been updated to include the movement of two businesses between Materials and Networking.

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Table 3

Reconciliation of GAAP Segment Operating Income (Loss) to

Segment Non-GAAP Operating Income (Loss)*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Networking GAAP Operating Income	$49.5	$90.0	$54.6	$230.5	$164.5
Share-based compensation	6.9	8.9	8.8	26.0	27.8
Amortization of acquired intangibles	16.5	16.4	16.5	49.4	49.8
Integration and other(1)	1.8	2.5	1.9	4.3	3.9

Non-GAAP Networking Operating Income	$74.7	$117.8	$81.8	$310.2	$246.0

Materials GAAP Operating Income	$67.8	$81.5	$61.8	$224.6	165.0
Share-based compensation	10.7	12.8	9.2	40.7	31.7
Amortization of acquired intangibles	3.2	3.3	2.9	9.7	10.0
Integration and other(1)	7.3	2.8	1.7	11.1	2.9
Start-up costs(3)	—	—	14.6	—	25.9

Non-GAAP Materials Operating Income	$89.0	$100.3	$90.2	$286.1	$235.5

Lasers GAAP Operating Income (Loss)	$(49.9)	$(163.3)	$—	$(337.0)	$—
Share-based compensation	17.5	13.2	—	56.5	—
Amortization of acquired intangibles	73.0	85.7	—	221.5	—
Integration and other(1)	12.8	12.0	—	47.8	—
Transaction fees and financing(2)	—	—	—	38.7	—
Preliminary fair value adjustment on acquired inventory	—	112.0	—	157.5	—

Non-GAAP Lasers Operating Income	$53.4	$59.7	$—	$185.0	$—

Unallocated and Other GAAP Operating Income (Loss)	$—	$—	$(9.6)	$—	$(29.5)
Transaction fees and financing(2)	—	—	9.6	—	29.5

Non-GAAP Unallocated and Other GAAP Operating Income (Loss)	$—	$—	$—	$—	$—

Total GAAP Operating Income	$67.4	$8.2	$106.8	$118.1	$300.0

Non-GAAP Operating Income	$217.1	$277.8	$172.0	$781.3	$481.6

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2023, Integration and Other includes one-time retention and severance payments, as well as other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(2)

Transaction fees and financing in fiscal year 2023 includes debt extinguishment costs and various fees related to closing the Coherent transaction. Transaction fees and financing in fiscal year 2022 includes incremental interest expense related to the financing for the Coherent transaction which were included as an adjustment in arriving at non-GAAP earnings through the closing of the Coherent transaction, as the associated funding was contingent on transaction close.

(3)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Gross profit on GAAP basis	$420.2	$411.2	$321.7	$1,274.9	$939.5
Share-based compensation	6.5	6.2	1.3	18.0	4.2
Amortization of acquired intangibles	30.7	15.3	9.4	93.4	28.7
Preliminary fair value adjustment on acquired inventory	—	112.0	—	157.5	—
Start-up costs(3)	—	—	1.6	—	2.8
Integration and other(1)	5.8	1.2	1.7	7.4	2.9

Gross profit on non-GAAP basis	$463.2	$545.9	$335.7	$1,551.2	$978.1

Internal research and development on GAAP basis	$126.4	$128.8	$96.9	$376.3	$281.2
Share-based compensation	(5.9)	(6.0)	(2.0)	(17.3)	(6.3)
Amortization of acquired intangibles	(0.4)	—	—	(0.4)	—
Start-up costs(3)	—	—	(13.0)	—	(23.1)
Integration and other(1)	(0.2)	—	—	(0.2)	—

Internal research and development on non-GAAP basis	$119.9	$122.8	$81.9	$358.4	$251.8

Selling, general and administrative on GAAP basis	$226.4	$274.2	$118.0	$780.6	$358.2
Share-based compensation	(22.7)	(22.7)	(14.9)	(87.9)	(49.1)
Amortization of acquired intangibles	(61.6)	(90.1)	(10.0)	(186.8)	(31.1)
Transaction fees and financing (2)	—	—	(9.6)	(38.7)	(29.5)
Integration and other(1)	(15.9)	(16.0)	(1.9)	(55.6)	(3.9)

Selling, general and administrative on non-GAAP basis	$126.2	$145.4	$81.6	$411.6	$244.6

Operating income on GAAP basis	$67.4	$8.2	$106.8	$118.1	$300.0
Share-based compensation	35.1	34.9	18.2	123.2	59.6
Amortization of acquired intangibles	92.7	105.4	19.4	280.6	59.8
Preliminary fair value adjustment on acquired inventory	—	112.0	—	157.5	—
Start-up costs(3)	—	—	14.6	—	25.9
Transaction fees and financing(2)	—	—	9.6	38.7	29.5
Integration and other(1)	21.9	17.2	3.6	63.2	6.9

Operating income on non-GAAP basis	$217.1	$277.8	$172.0	$781.3	$481.6

coherent.com | T. 724.352.4455	Page 12

Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Interest and other (income) expense, net on GAAP basis	$72.1	$74.6	$43.7	$240.2	$67.2
Foreign currency exchange gains (losses), net	(0.8)	(7.3)	(1.1)	(5.1)	3.6
Integration and other(1)	—	—	(33.3)	—	(43.0)
Transaction fees and financing(2)	—	—	—	(34.8)	—

Interest and other (income) expense, net on non-GAAP basis	$71.3	$67.3	$9.3	$200.3	$27.8

Income taxes on GAAP basis	$(7.3)	$(21.3)	$14.0	$(40.9)	$41.7
Tax impact of non-GAAP measures	35.5	60.3	19.8	149.3	41.3

Income taxes on non-GAAP basis	$28.2	$39.0	$33.8	$108.4	$83.0

Net earnings (loss) on GAAP basis	$2.5	$(45.1)	$49.0	$(81.2)	$191.1
Share-based compensation	35.1	34.9	18.2	123.2	59.6
Amortization of acquired intangibles	92.7	105.4	19.4	280.6	59.8
Preliminary fair value adjustment on acquired inventory	—	112.0	—	157.5	—
Start-up costs(3)	—	—	14.6	—	25.9
Foreign currency exchange (gains) losses	0.8	7.3	1.1	5.1	(3.6)
Integration and other(1)	21.9	17.2	37.0	63.2	49.9
Transaction fees and financing(2)	—	—	9.6	73.5	29.5
Tax impact of non-GAAP measures	(35.5)	(60.3)	(19.8)	(149.3)	(41.3)

Net earnings on non-GAAP basis	$117.6	$171.4	$129.0	$472.6	$370.8

Per share data:
Net earnings (loss) on GAAP basis
Basic Earnings (Loss) Per Share	$(0.24)	$(0.58)	$0.30	$(1.38)	$1.32
Diluted Earnings (Loss) Per Share	$(0.24)	$(0.58)	$0.28	$(1.38)	$1.22

Net earnings on non-GAAP basis
Basic Earnings Per Share	$0.59	$0.98	$1.05	$2.67	$3.02
Diluted Earnings Per Share	$0.58	$0.95	$0.95	$2.57	$2.73

*	Amounts may not recalculate due to rounding.
(1)

During fiscal year 2023, Integration and other includes one-time retention and severance payments and other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(2)

Transaction fees and financing in fiscal year 2023 includes debt extinguishment costs, various fees related to closing the Coherent transaction. Transaction fees and financing in fiscal year 2022 includes incremental interest expense related to the financing for the Coherent transaction which were included as an adjustment in arriving at non-GAAP earnings through the closing of the Coherent transaction, as the associated funding was contingent on transaction close.

(3)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.

coherent.com | T. 724.352.4455	Page 13

Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Net earnings (loss) on GAAP basis	$2.5	$(45.1)	$49.0	$(81.2)	$191.1
Income taxes	(7.3)	(21.3)	14.0	(40.9)	41.7
Depreciation and amortization	160.9	169.9	72.8	478.1	213.5
Interest expense	75.2	70.9	43.5	208.0	72.8

EBITDA (1)	$231.3	$174.4	$179.3	$564.0	$519.1

EBITDA margin	18.7%	12.7%	21.7%	14.3%	21.4%

Preliminary fair value adjustment on acquired inventory	—	112.0	—	157.5	—
Share-based compensation	35.1	34.9	18.2	123.2	59.6
Foreign currency exchange (gains) losses	0.8	7.3	1.1	5.1	(3.6)
Start-up costs	—	—	14.6	—	25.9
Transaction fees and financing(4)	—	—	9.6	73.5	29.5
Integration and other(3)	21.9	17.2	3.6	63.2	9.2

Adjusted EBITDA (2)	$289.1	$345.8	$226.4	$986.5	$639.7

Adjusted EBITDA margin	23.3%	25.2%	27.4%	24.9%	26.3%

*	Amounts may not recalculate due to rounding.
(1)	EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, certain one-time restructuring, integration, and transaction expenses, debt extinguishment charges, start-up costs, and the impact of foreign currency exchange gains and losses.

(3)

During fiscal year 2023, Integration and other includes one-time retention and severance payments, and other integration costs related to the Coherent transaction. During fiscal year 2022, Integration and other includes integration and restructuring charges from the Finisar acquisition.

(4)	Transaction fees and financing includes debt extinguishment costs and various fees related to closing the Coherent transaction.

coherent.com | T. 724.352.4455	Page 14

Table 6

GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Numerator
Net earnings (loss)	$2.5	$(45.1)	$49.0	$(81.2)	$191.1
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(20.7)	(20.7)
Deduct Series B redeemable preferred dividends	(29.2)	(29.0)	(10.2)	(86.8)	$(30.2)

Basic earnings (loss) available to common shareholders	$(33.5)	$(81.0)	$31.9	$(188.8)	$140.2

Effect of dilutive securities:
Add back interest on convertible notes	$—	$—	$0.6	$—	$1.7

Diluted earnings (loss) available to common shareholders	$(33.5)	$(81.0)	$32.4	$(188.8)	$141.8

Denominator
Weighted average shares	139.1	138.6	106.3	137.0	106.1
Effect of dilutive securities:
Common stock equivalents	—	—	3.3	—	3.0
Convertible notes	—	—	7.3	—	7.3

Diluted weighted average common shares	139.1	138.6	116.9	137.0	116.4

Basic earnings (loss) per common share	$(0.24)	$(0.58)	$0.30	$(1.38)	$1.32

Diluted earnings (loss) per common share	$(0.24)	$(0.58)	$0.28	$(1.38)	$1.22

*	Amounts may not recalculate due to rounding.

coherent.com | T. 724.352.4455	Page 15

Table 7

Non-GAAP Earnings Per Share Calculation*

$ Millions

(Unaudited)

	Three Months Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Numerator
Net earnings on non-GAAP basis	$117.6	$171.4	$129.0	$472.6	$370.8
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(20.7)	(20.7)
Deduct Series B redeemable preferred dividends	(29.2)	(29.0)	(10.2)	(86.9)	(30.2)

Basic earnings available to common shareholders	$81.5	$135.5	$111.9	$365.1	$319.9

Effect of dilutive securities:
Add back interest on convertible notes	$—	$—	$0.6	$0.3	$1.7
Add back Series A preferred stock dividends	—	6.9	6.9	20.7	20.7

Diluted earnings available to common shareholders	$81.5	$142.4	$119.4	$386.1	$342.2

Denominator
Weighted average shares	139.1	138.6	106.3	137.0	106.1
Effect of dilutive securities:
Common stock equivalents	1.7	0.9	3.3	1.4	3.0
Convertible notes	0.0	0.0	7.3	1.5	7.3
Series A Mandatory Convertible Preferred Stock	0.0	10.7	8.9	10.3	8.9

Diluted weighted average common shares	140.8	150.2	125.9	150.2	125.3

Basic earnings per common share on non-GAAP basis	$0.59	$0.98	$1.05	$2.67	$3.02

Diluted earnings per common share on non-GAAP basis	$0.58	$0.95	$0.95	$2.57	$2.73

*	Amounts may not recalculate due to rounding.

coherent.com | T. 724.352.4455	Page 16

Table 8

Example EPS Calculations (1)

$ Millions

	Hypothetical Earnings Level for Q4 FY23
Non-GAAP net earnings	$83.0	$90.0	$97.0	$130.0	$200.0
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	—	—
Deduct Series B redeemable preferred dividends	(29.8)	(29.8)	(29.8)	(29.8)	—

Non-GAAP net earnings available to common shareholders	$46.3	$53.3	$60.3	$100.2	$200.0

Diluted weighted average common shares	141.5	141.5	141.5	152.2	179.0
Diluted earnings per common share on non-GAAP basis	$0.33	$0.38	$0.43	$0.66	$1.12

(1)

The Company does not provide reconciliations of the hypothetical non-GAAP net earnings and hypothetical diluted non-GAAP EPS presented in this table. This table contains purely hypothetical figures, which are provided solely to illustrate how the Company would calculate diluted non-GAAP EPS under different factual scenarios.

CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@coherent.com

https://www.coherent.com/company/investor-relations

coherent.com | T. 724.352.4455	Page 17